                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints E. Duncan Hamilton and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. Savings and Investment Plan and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


               /s/ David L. Boren
               ------------------------------------
               David L. Boren
               Director
               Date: March 9, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints E. Duncan Hamilton and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. Savings and Investment Plan and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.



               /s/ Joseph M. Farley
               ------------------------------------
               Joseph M. Farley
               Director
               Date: March 9, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints E. Duncan Hamilton and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. Savings and Investment Plan and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.



               /s/ Louis T. Hagopian
               ------------------------------------
               Louis T. Hagopian
               Director
               Date: March 9, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints E. Duncan Hamilton and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. Savings and Investment Plan and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.



               /s/ Robert L. Hechler
               ------------------------------------
               Robert L. Hechler
               Director
               Date: March 9, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints E. Duncan Hamilton and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. Savings and Investment Plan and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.



               /s/ Henry J. Herrmann
               ------------------------------------
               Henry J. Herrmann
               Director
               Date: March 9, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints E. Duncan Hamilton and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. Savings and Investment Plan and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.



               /s/ Joseph L. Lanier, Jr.
               ------------------------------------
               Joseph L. Lanier, Jr.
               Director
               Date: March 9, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints E. Duncan Hamilton and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. Savings and Investment Plan and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.



               /s/ Harold T. McCormick
               ------------------------------------
               Harold T. McCormick
               Director
               Date: March 9, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints E. Duncan Hamilton and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. Savings and Investment Plan and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.



               /s/ George J. Records
               ------------------------------------
               George J. Records
               Director
               Date: March 9, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints E. Duncan Hamilton and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. Savings and Investment Plan and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.



               /s/ R. K. Richey
               ------------------------------------
               R. K. Richey
               Director
               Date: March 9, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints E. Duncan Hamilton and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. Savings and Investment Plan and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.



               /s/ Keith A. Tucker
               ------------------------------------
               Keith A. Tucker
               Director
               Date: March 9, 1998